Exhibit 10.2

AMENDMENT NO. 1
to the
SECOND AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of June 10, 2011 (this “Amendment”), to the SECOND AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT, is by and among KAMAN CORPORATION, a Connecticut corporation (the “Borrower”), each lender party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”), and RBS CITIZENS, N.A. as Syndication Agent.

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Lenders and certain other parties thereto from time to time are parties to a certain Second Amended and Restated Term Loan Credit Agreement, dated as of September 20, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower desires to amend certain provisions of the Credit Agreement as provided more fully herein below; and

WHEREAS, the Lenders have agreed to make such amendments subject to the satisfaction of the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

2. Amendment to the Credit Agreement.  Subject to the conditions precedent set forth in Section 3 below, the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing grid contained therein and substituting in lieu thereof the following pricing grid:

Applicable Rate
Pricing Level	Consolidated Senior Secured Leverage Ratio	Applicable Rate for Eurocurrency Rate Loans	Applicable Rate for Base Rate Loans
1	≤ 1.00x	137.5 bps	37.5 bps
2	> 1.00x but ≤ 1.50x	150.0 bps	50.0 bps
3	> 1.50x but ≤ 2.00x	162.5 bps	62.5 bps
4	> 2.00x but ≤ 2.50x	175.0 bps	75.0 bps
5	> 2.50x but ≤ 3.00x	200.0 bps	100.0 bps
6	> 3.00x	225.0 bps	125.0 bps

3. Conditions to Effectiveness.  This Amendment shall be deemed to be effective as of the date hereof (the “Effective Date”), subject to the satisfaction of the following conditions precedent:

    (a)   receipt by the Administrative Agent of counterpart signature pages to this Amendment duly executed and delivered by the Borrower, the Administrative Agent and the Lenders;

(b)           receipt by the Administrative Agent of a counterpart signature page to the Consent of Guarantors attached hereto duly executed and delivered by the Guarantors;

(c)           all corporate or other action necessary for the valid execution, delivery and performance by the Borrower of this Amendment and by the Guarantors of the Consent of Guarantors shall be have been duly and effectively taken;

(d)           receipt by the Administrative Agent of a fully executed Amendment No. 1 to the Amended and Restated Revolving Credit Agreement from the Administrative Agent (as such term is defined in the Revolving Credit Agreement) and the Revolving Loan Lenders amending corresponding provisions of the Revolving Credit Agreement, which shall be in form and substance substantially identical to this Amendment and otherwise satisfactory to the Administrative Agent; and

(e)           any fees required to be paid on or before the Effective Date shall have been paid.

4. Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders as follows:

(a) Representation and Warranties in the Credit Agreement.  The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof (except to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty were true and correct as written as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty were true and correct as written as of such earlier date), and the representations and warranties contained in subsection (a) of Section 5.06 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Credit Agreement.

(b) Ratification, Etc.  Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc.  The execution and delivery by the Borrower of this Amendment, the execution and delivery by each other Loan Party of the Consent of Guarantors and the performance by the Borrower and each Loan Party of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of the Borrower and each Loan Party.  Such execution, delivery, and performance by the Borrower and each such other Loan Party do not and will not (a) contravene any provision of such Loan Party’s Organization Documents, (b) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in the creation of any Lien upon any of the property of such Loan Party, under any agreement, trust, deed, indenture, mortgage or other instrument to which such Loan Party is a party or by which such Loan Party or any of their respective properties is bound or affected, (c) require any waiver, consent or approval by any creditors, shareholders, or public authority, or (d) violate any Law.

(d) Enforceability of Obligations.  This Amendment and the Credit Agreement and the other Loan Documents as amended hereby constitute the legal, valid and binding obligations of each of the Loan Parties that is a party thereto, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors’ rights generally.

(e) No Default.  No Default or Event of Default is continuing.

5. No Other Amendments.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender or the Borrower under the Credit Agreement or the other Loan Documents.

6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Expenses.  Pursuant to Section 10.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

8. Miscellaneous.  THIS AMENDMENT SHALL GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

KAMAN CORPORATION, as the Borrower

By:	/s/ William C. Denninger
Name: William C. Denninger
Title: Senior Vice President and
Chief Financial Officer

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ Judy D. Payne
Name: Judy D. Payne
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jeffrey J. McLaughlin
Name: Jeffrey J. McLaughlin
Title: Managing Director

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

RBS CITIZENS, N.A., as a Lender

By:	/s/ Donald A. Wright
Name: Donald A. Wright
Title: SVP

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Senior Vice President

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

SUNTRUST BANK, N.A., as a Lender

By:	/s/ David Simpson
Name: David Simpson
Title: Vice President

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Senior Vice President

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Valerie Schanzer
Name: Valerie Schanzer
Title: V. P.

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment No. 1 to the Second Amended and Restated Term Loan Credit Agreement, and agrees that the Second Amended and Restated Domestic Subsidiary Guarantee, dated as of September 20, 2010, executed by such Person in favor of each of the Secured Parties, and all of the other Loan Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.

KAMAN AEROSPACE CORPORATION
KAMAN AEROSPACE GROUP, INC.
KAMAN PRECISION PRODUCTS, INC.
KAMAN INDUSTRIAL TECHNOLOGIES
CORPORATION
KAMATICS CORPORATION
KAMAN COMPOSITES - WICHITA, INC. (formerly
known as Kaman Aerostructure Group - Wichita, Inc.)
KAMAN X CORPORATION
K-MAX CORPORATION
MINARIK CORPORATION
KAMAN GLOBAL AEROSYSTEMS, INC. (formerly
known as Global Aerosystems, LLC)

By:	/s/ William C. Denninger
Name: William C. Denninger
Title: Vice President and Treasurer

Signature Page to Consent of Guarantors to Amendment No. 1 to Term Loan Credit Agreement